EXHIBIT 10.27
Confidential Materials omitted and filed separately with the
Securities and Exchange Commission. Double asterisks denote omissions.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT		1. CONTRACT ID CODE	PAGE 1	OF PAGES 4
2. AMENDMENT/MODIFICATION NO. 00006	3. EFFECTIVE DATE 09/21/2017	4. REQUISITION/PURCHASE NO.	5. PROJECT NO. (If applicable)
6. ISSUED BY CODE	2543	7. ADMINISTERED BY (If other than Item 6) CODE		2543
Centers for Disease Control and Prevention		Centers for Disease Control and Prevention
Office of Acquisition Services (OAS)		Office of Acquisition Services (OAS)
2920 Brandywine Rd, RM 3000		2920 Brandywine Rd, RM 3000
Atlanta, GA 30341-5539		Atlanta, GA 30341-5539
8. NAME AND ADDRESS OF CONTRACTOR (No., Street, county, State and ZIP Code)		(√)	9A. AMENDMENT OF SOLICITATION NO.
EMERGENT BIODEFENSE OPERATIONS LANSING LLC
3500 N MARTIN LUTHER KING JR BLVD			9B. DATED (See Item 11)
LANSING, MI 48906-2933
10A. MODIFICATION OF CONTRACT/ORDER NO.
200-2017-92634
		X	10B. DATED (See Item 13)
CODE 026489018	FACILITY CODE		12/08/2016
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐ The above numbered solicitation is amended as set forth in Item 14.  The hour and date specified for receipt of Offers __ is extended, __ is not extended.
Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods:
(a) By completing Items 8 and 15, and returning                         copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers.  FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Section B
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
(√)			A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(b).

C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:
X			D. OTHER (Specify type of modification and authority) 52.217-7 Option for Increased Quantity-Separately Priced Line Item.
E. IMPORTANT: Contractor ☒ is not, ☐ is required to sign this document and return ________ copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
This modification is issued to:
1.  Exercise alternate SubCLIN 1006 from Optional CLIN 0001;
2.  Increase and fund [**] doses on CLIN 1006 in the amount of $[**];
3.  Exercise alternate SubCLIN 2001 from Optional CLIN 0002;
4.  Increase and fund [**] on CLIN 2001 in the amount of $[**];
5.  Total funding for this contract has increased by $[**] from $[**] to $[**]
6.  Correct the delivery information for all remaining optional lines to indicate that the delivery date will be set at [**] from the date of exercise of option.
All other terms and conditions remain the same.

Except as provided herein, all terms and conditions of the document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.
15A. NAME AND TITLE OF SIGNER (Type or print)		16A. NAME OF CONTRACTING OFFICER Sherrie N Randall
15B. CONTRACTOR/OFFEROR (Signature of person authorized to sign)	15C. DATE SIGNED	16B. UNITED STATES OF AMERICA By /s/ Sherrie N Randall (Signature of Contracting Officer)	16C. DATE SIGNED 9/20/2017
NSN 7540-01-152-8070
PREVIOUS EDITION UNUSABLE 30-105 STANDARD FORM 30 (Rev. 10-83)
Prescribed by GSA
 FAR (48 CFR) 53.243

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0001
BioThrax [**] product
[**] upon date of delivery:
[**] product at a unit price of $[**] estimated per the [**] unit price.
Delivery Address: Contractor's Facility
This optional line has been fully exercised.
		[**] Doses	$	[	**]	$	[	**]
1006	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] estimated per the [**] unit price. Delivery Address: Contractor's Facility Delivery to be NLT than [**]	[**] Doses	$	[	**]	$	[	**]
Line(s) Of Accounting: 93908JJ 2642 2017 75-17-0942 5623RF1101 $[**]
Option 2 Option 1 Items:

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			EXTENDED PRICE
0002	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be [**] from the date of exercise of option.	[**] Doses	$	[	**]	$	[	**]
2001	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be NLT [**]	[**] Doses	$	[	**]	$	[	**]

Line(s) Of Accounting:
93908JJ 2642 2017
 75-17-0943
5623RF1101 $[**]
939092K 2642 2017
 75-17-0943
5623RF1101  $[**]
93909GJ 2642 2017
 75-17-0943
5623RF1101 $[**]
939ZWUX 2642 2017  75-X-0956
5664711101 $[**]

Optional Line Item

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			NOT TO EXCEED
0003	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be [**] from the date of exercise of option.	[**] Doses	$	[	**]	$	[	**]

Optional Line Item

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			NOT TO EXCEED
0004	BioThrax [**] product [**] upon date of delivery [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be [**] from the date of exercise of option.	[**] Doses	$	[	**]	$	[	**]
Optional Line Item

ITEM	SUPPLIES / SERVICES	QTY / UNIT	UNIT PRICE			NOT TO EXCEED
0005	BioThrax [**] product [**] upon date of delivery: [**] product at a unit price of $[**] Delivery Address: Contractor's Facility Delivery to be [**] from the date of exercise of option.	[**] Doses	$	[	**]	$	[	**]